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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    August 12, 2002

EarthShell Corporation
(Exact name of registrant as specified in charter)

Delaware	333-13287	77-0322379
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
800 Miramonte Drive Santa Barbara, California 93109	90245
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code    (805) 897-2248

(Former name or former address, if changed since last report)

Item 5. Other Events.

        On August 12, 2002, the Registrant entered into a Securities Purchase Agreement, attached hereto as Exhibit 4.1 and incorporated by reference (the "Purchase Agreement"), with the investors signatory thereto, whereby the Registrant issued and sold to such investors secured convertible debentures ("Debentures") in the aggregate principal amount of $10,000,000.

        The Debentures, a form of which is attached hereto as Exhibit 4.2, are due August 12, 2007 and are convertible by the holders thereof into shares of EarthShell common stock at an initial conversion price of $1.30 per share. As part of the transaction, the Registrant issued to the investors warrants ("Warrants"), a form of which is attached hereto as Exhibit 4.3, to purchase an aggregate of 2,500,000 shares of EarthShell common stock at an initial exercise price of $1.20 per share, and sold to the investors an aggregate of three shares of common stock.

        The Debentures, Warrants, shares of common stock issuable upon conversion of the Debentures and exercise of the Warrants, and the shares of common stock sold to the investors were issued under EarthShell's shelf registration statement, as amended (registration number 333-76092), which was declared effective by the Securities and Exchange Commission on January 7, 2002.

        In connection with the transactions contemplated by the Securities Purchase Agreement, the Registrant has agreed to pay Olympus Securities, LLC a placement fee equal to 0.5% of the aggregate principal amount of the Debentures, or $50,000, and an additional fee equal to 3.0% of the aggregate principal amount of each conversion of Debentures. The Registrant has also agreed to reimburse the investors an aggregate of $60,000 for their legal fees and expenses incurred in connection with the preparation of the Securities Purchase Agreement, $25,000 of which has already been paid by the Registrant.

        The foregoing description is qualified in its entirety by the Purchase Agreement, the form of Debenture and the form of Warrant, each of which is attached hereto as an exhibit to this Current Report on Form 8-K and incorporated by reference into this Item 5.

        The Registrant also issued a press release on August 12, 2002 to announce that it had entered into the Securities Purchase Agreement. The press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information Exhibits.

  (c)
  Exhibits:

4.1	Securities Purchase Agreement dated as of August 12, 2002 between EarthShell Corporation and the investors signatory thereto.
4.2	Form of Secured Convertible Debenture due August 12, 2007.
4.3	Form of Warrant to purchase Common Stock of EarthShell Corporation.
99.1	Press Release of the Registrant dated August 12, 2002, announcing that the Registrant has secured $10 million secured convertible debenture financing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2002

EARTHSHELL CORPORATION
By:	/s/ D. SCOTT HOUSTON
	Name:	D. Scott Houston
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number and Page No.	Description of Exhibit	Method of Filing
4.1	Securities Purchase Agreement dated as of August 12, 2002 between EarthShell Corporation and the investors signatory thereto.	Filed electronically herewith
4.2	Form of Secured Convertible Debenture due August 12, 2007.	Filed electronically herewith
4.3	Form of Warrant to purchase Common Stock of EarthShell Corporation.	Filed electronically herewith
99.1	Press Release of the Registrant dated August 12, 2002, announcing that the Registrant has secured $10 million secured convertible debenture financing.	Filed electronically herewith

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information Exhibits.
SIGNATURES
EXHIBIT INDEX